                                                                    Exhibit 99.4

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as
      Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1999-1 is set forth below:

     Date of the Certificate                                  August 10, 1999
     Monthly Period ending:                                     July 31, 1999
     Determination Date                                       August 10, 1999
     Distribution Date                                        August 16, 1999

*****As a result of the July 21, 1999 issuance of Series 1999-1, the end of prior month Investor Amounts for Series 1997-1 and Series 1999-1 have been adjusted to reflect the average daily investor amounts for these Series for the July Monthly Period. This adjustment is being made in order to more accurately reflect the allocation of principal and finance charge collections to each of the Series.*****

-----------------------------------------------------------------------------------------------------------------------------------
                                                           General
-----------------------------------------------------------------------------------------------------------------------------------
101  Amortization Period                                                                                        No         101
102  Early Amortization Period                                                                                  No         102
103  Class A Investor Amount paid in full                                                                       No         103
104  Class B Investor Amount paid in full                                                                       No         104
105  Collateral Interest Amount paid in full                                                                    No         105
106  Saks Incorporated is the Servicer                                                                         Yes         106

----------------------------------------------------------------------------------------------------------------------------------
                                                        Investor Amount
----------------------------------------------------------------------------------------------------------------------------------
                                                                       as of the end of prior           as of the end of
                                                                            Monthly Period                the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
107  Series 1999-1 Investor Amount                                     $          134,262,097   107(a)  $    378,375,000   107(b)
108  Class A Investor Amount                                           $           99,354,839   108(a)  $    280,000,000   108(b)
109  Class B Investor Amount                                           $           10,742,742   109(a)  $     30,275,000   109(b)
110  Collateral Interest Amount                                        $           24,164,516   110(a)  $     68,100,000   110(b)

111  Series 1999-1 Adjusted Investor Amount                            $          134,262,097   111(a)  $    378,375,000   111(b)
112  Class A Adjusted Investor Amount                                  $           99,354,839   112(a)  $    280,000,000   112(b)
113  Principal Account Balance with respect to Class A                 $                    -   113(a)  $              -   113(b)
114  Class B Adjusted Investor Amount                                  $           10,742,742   114(a)  $     30,275,000   114(b)
115  Principal Account Balance with respect to Class B                 $                    -   115(a)  $              -   115(b)
116  Collateral Interest Adjusted Amount                               $           24,164,516   116(a)  $     68,100,000   116(b)
117  Principal Account Balance with respect to the Collateral Interest $                    -   117(a)  $              -   117(b)

118  Class A Certificate Rate                                                                                 5.40000%     118
119  Class B Certificate Rate                                                                                 5.61000%     119

                                                                       as of the end of prior           as of the end of
                                                                            Monthly Period                the relevant
                                                                                                         Monthly Period
                                                                       ----------------------           ----------------
120  Series 1999-1 Investor Percentage with respect to Finance Charge          13.08%           120(a)        37.27%       120(b)
     Receivables
121  Class A                                                                    9.68%           121(a)        27.58%       121(b)
122  Class B                                                                    1.05%           122(a)         2.98%       122(b)
123  Collateral Interest                                                        2.35%           123(a)         6.71%       123(b)

124  Series 1999-1 Investor Percentage with respect to Principal               13.08%           124(a)        37.27%       124(b)
     Receivables
125  Class A                                                                    9.68%           125(a)        27.58%       125(b)
126  Class B                                                                    1.05%           126(a)         2.98%       126(b)
127  Collateral Interest                                                        2.35%           127(a)         6.71%       127(b)

128  Series 1999-1 Investor Percentage with respect to Allocable Amounts       13.08%           128(a)        37.27%       128(b)
129  Class A                                                                    9.68%           129(a)        27.58%       129(b)
130  Class B                                                                    1.05%           130(a)         2.98%       130(b)
131  Collateral Interest                                                        2.35%           131(a)         6.71%       131(b)


------------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
------------------------------------------------------------------------------------------------------------------------------------


132  The sum of the daily allocations of collections of Principal Receivables for                       $               -  132
     the relevant Monthly Period
133  Class A distribution of collections of Principal Receivables per $1,000 of                         $              -   133
     original principal amount
134  Class B distribution of collections of Principal Receivables per                                   $              -   134
     $1,000 of original principal amount
135  Collateral Interest distribution of collections of Principal Receivables per                       $              -   135
     $1,000 of original principal amount
136  Class A distribution attributable to interest per $1,000 of original principal                     $           3.90   136
     amount
137  Class B distribution attributable to interest per $1,000 of original principal                     $           4.05   137
     amount
138  Collateral Interest distribution attributable to interest per $1,000 of original                   $           2.95   138
     principal amount
139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000                         $           1.67   139
     of original principal amount

----------------------------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 1999-1
----------------------------------------------------------------------------------------------------------------------------------
140  Series allocation of collections of Principal Receivables                                          $     28,672,930   140
141  Class A                                                                                            $     21,218,157   141
142  Class B                                                                                            $      2,294,213   142
143  Collateral Interest                                                                                $      5,160,559   143

144  Series allocation of collections of Finance Charge Receivables                                     $      2,894,833   144
145  Class A                                                                                            $      2,142,195   145
146  Class B                                                                                            $        231,625   146
147  Collateral Interest                                                                                $        521,013   147

     Available Funds
     ---------------
148  Class A Available Funds                                                                            $      2,142,195   148
149  The amount to be withdrawn from the Reserve Account to be included                                 $              -   149
     in Class A Available funds
150  Principal Investment Proceeds to be included in Class A Available                                  $              -   150
     Funds
151  The amount of investment earnings on amounts held in the Reserve                                   $              -   151
     Account to be included in Class A Available funds

152  Class B Available Funds                                                                            $        231,625   152
153  The amount to be withdrawn from the Reserve Account to be included                                 $              -   153
     in Class B Available funds
154  Principal Investment Proceeds to be included in Class B Available                                  $              -   154
     Funds

155  Collateral Interest Available Funds                                                                $        521,013   155
156  The amount to be withdrawn from the Reserve Account to be included in                              $              -   156
     Collateral Interest Available Funds
157  Principal Investment Proceeds to be included in Collateral Interest Available                      $              -   157
     Funds
----------------------------------------------------------------------------------------------------------------------------------
                                                      Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
158  Class A Monthly Interest for the related Distribution Date,                                        $      1,092,000   158
     plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
159  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   159
     Class A Servicing fee for the related Distribution Date
160  Class A Allocable Amount                                                                           $        216,044   160
161  An amount to be included in the Excess Spread                                                      $        834,151   161

     Class B
     -------
162  Class B Monthly Interest for the related Distribution Date,                                        $        122,664   162
     plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
163  If Saks Incorporated is no longer the Servicer, an amount equal to                                 $              -   163
     Class B Servicing fee for the related Distribution Date
164  An amount to be included in the Excess Spread                                                      $        108,961   164

       Collateral Interest
       -------------------
165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral                      $             -    165
       Interest Servicing fee for the related Distribution Date
166  An amount to be included in the Excess Spread                                                      $       521,013    166

167  Available Excess Spread                                                                            $     1,464,125    167
168  Available Shared Excess Finance Charge Collections                                                 $             -    168
169  Total Cash Flow available for Series 1999-1 waterfall                                              $     1,464,125    169

170  Fund any Class A Required Amount                                                                   $             -    170
171  Class A Investor Charge Offs which have not been previously reimbursed                             $             -    171
172  Class B Required Amount to the extent attributable to line 162 and line 163                        $             -    172
173  Class B Allocable Amount                                                                           $        23.360    173
174  Excess of the Required Reserve Account Amount over the amount held in                              $             -    174
     the Reserve Account
175  An amount equal to any unreimbursed reductions of the Class B Investor                             $             -    175
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
     Principal Collections; (iii) reallocations of the Class B Investor Amount to the
     Class A Investor Amount
176  Collateral Monthly Interest for the related Distribution Date plus Collateral                      $       200,999    176
     Monthly Interest previously due but not paid to holders of the Collateral Interest plus additional interest
177  Servicing Fee due for the relevant Monthly Period and not paid above plus                          $       231,229    177
     any amounts previously due but not distributed to the Servicer
178  Collateral Interest Allocable Amount                                                               $        52,545    178
179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to:                     $             -    179
     (i) Collateral Interest Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Collateral Interest Amount to the Class A or Class B
     Investor Amount
180  Excess of the Required Spread Account Amount over the available Spread                             $             -    180
     Account Amount
181  The aggregate of any other amounts, if any, then due to the Collateral                             $             -    181
     Interest Holder
182  Shared Excess Finance Charge Collections                                                           $       955,991    182

----------------------------------------------------------------------------------------------------------------------------------
                                              Determination of Monthly Principal
----------------------------------------------------------------------------------------------------------------------------------
183  Available Principal Collections held in the Collection Account                                     $    28,672,930    183
184  Controlled Deposit Amount for the Monthly Period                                                   $             -    184
185  Deficit Controlled Accumulation Amount                                                             $             -    185
186  Principal Collections deposited for the Monthly Period                                             $             -    186
187  Class A Monthly Principal                                                                          $             -    187

188  Class B Monthly Principal (only after payout of Class A or the accumulation                        $             -    188
     of the Class A Investor Amount)
189  Available Principal Collections held in the Collection Account less portion of                     $    28,672,930    189
     such Collections applied to Class A Monthly Principal
190  Controlled Deposit Amount less Class A Monthly Principal                                           $             -    190

191  Collateral Interest Monthly Principal (only after payout of Class A and Class                      $             -    191
     B or the accumulation of the Class A and Class B Investor Amount)
192  Available Principal Collections held in the Collection Account less portion of                     $    28,672,930    192
     such Collections applied to Class A and Class B Monthly Principal
193  Controlled Deposit Amount less Class A and Class B Monthly Principal                               $             -    193


-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
-----------------------------------------------------------------------------------------------------------------------------------
  194  Reallocated Principal Collections                                                                $          -         194
  195  Collateral Subordinated Principal Collections (to the extent needed to fund                      $          -         195
       Required Amounts)
  196  Class B Subordinated Principal Collections (to the extent needed to fund Required                $          -         196
       Amounts)

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 %                            Amount
                                                                            -----------                 ---------------
  197  Series 1999-1 Default Amount                                            13.08%        197(a)     $    291,949         197(b)
  198  Class A Investor Default Amount                                          9.68%        198(a)     $    216,044         198(b)
  199  Class B Investor Default Amount                                          1.05%        199(a)     $     23,360         199(b)
  200  Collateral Interest Default Amount                                       2.35%        200(a)     $     52,545         200(b)

  201  Series 1999-1 Adjustment Amount                                                                  $          -         201
  202  Class A Adjustment Amount                                                                        $          -         202
  203  Class B Adjustment Amount                                                                        $          -         203
  204  Collateral Interest Adjustment Amount                                                            $          -         204

  205  Series 1999-1 Allocable Amount                                                                   $    291,949         205
  206  Class A Allocable Amount                                                                         $    216,044         206
  207  Class B Allocable Amount                                                                         $     23,360         207
  208  Collateral Interest Allocable Amount                                                             $     52,545         208

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
-----------------------------------------------------------------------------------------------------------------------------------

  209  Class A Required Amount                                                                          $          -         209
  210  Class A Monthly Interest for current Distribution Date                                           $  1,092,000         210
  211  Class A Monthly Interest previously due but not paid                                             $          -         211
  212  Class A Additional Interest for prior Monthly Period or previously                               $          -         212
       due but not paid
  213  Class A Allocable Amount for current Distribution Date                                           $    216,044         213
  214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         214

  215  Class B Required Amount                                                                          $          -         215
  216  Class B Monthly Interest for current Distribution Date                                           $    122,664         216
  217  Class B Monthly Interest previously due but not paid                                             $          -         217
  218  Class B Additional Interest for prior Monthly Period or previously due                           $          -         218
       but not paid
  219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -         219
  220  Excess of Class B Allocable Amount over funds available to make payments                         $          -         220

  221  Collateral Interest Required Amount                                                              $          -         221
  222  Collateral Monthly Interest for current Distribution Date                                        $    200,996         222
  223  Collateral Monthly Interest previously due but not paid                                          $          -         223
  224  Collateral Interest Additional Interest for prior Monthly Period or previously                   $          3         224
       due but not paid
  225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $          -         225
  226  Excess of Collateral Interest Allocable Amount over funds available to make payments             $          -         226

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
 ----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  227  Class A Investor Amount reduction                                                                $          -         227
  228  Class A Investor Charge Off                                                                      $          -         228

       Class B
       -------
  229  Class B Investor Amount reduction                                                                $          -         229
  230  Class B Investor Charge Off                                                                      $          -         230
  231  Reductions of the Class B Investor Amount due to Class A Allocable                               $          -         231
  232  Reallocated Principal Collections applied to Class A                                             $          -         232



       Collateral Interest
       -------------------
  233  Collateral Interest Amount reduction                                                             $          -         233
  234  Collateral Interest Amount Charge Off                                                            $          -         234
  235  Reductions of the Collateral Indebtedness Amount due to Class A and Class B                      $          -         235
       Allocable Amounts
  236  Reallocated Principal Collections applied to Class A and Class B                                 $          -         236

----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
 ---------------------------------------------------------------------------------------------------------------------------------

  237  Series 1999-1 Servicing Fee                                                                      $    231,229         237
  238  Class A Servicing Fee                                                                            $    171,111         238
  239  Class B Servicing Fee                                                                            $     18,501         239
  240  Collateral Interest Servicing Fee                                                                $     41,617         240
 ----------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
 ---------------------------------------------------------------------------------------------------------------------------------

  241  Required Reserve Account Amount (if applicable)                                                        N/A            241
  242  Reserve Account reinvestment rate (if applicable)                                                      N/A            242
  243  Reserve Account reinvestment earnings                                                            $          -         243
  244  Reserve Account balance                                                                          $          -         244

  245  Accumulation Period Length                                                                          12 months         245
 ----------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
-----------------------------------------------------------------------------------------------------------------------------------
  246  Portfolio Yield for Monthly Period (excluding Shared Excess Finance                                 22.51%            246
       Charge Collections from other Series)
  247  Base Rate for Monthly Period                                                                         7.18%            247
  248  Portfolio Yield minus Base Rate for such Monthly Period                                             15.33%            248
  249  Three month average of Portfolio Yield minus Base Rate                                                N/A             249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 1999.

       Saks Incorporated,
       as Servicer

       By /s/ Charles J. Hansen
         ----------------------------------------
       Name:  Charles J. Hansen
       Title: Senior Vice President